The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

The Advisors’ Inner Circle Fund III

Bishop Street Funds

Catholic Responsible Investments Funds

Gallery Trust

Frost Family of Funds

(the “Trusts”)

Supplement dated October 3, 2022

to the Statement of Additional Information (“SAI”) of each Trust

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The Board of Trustees of the Trusts have approved the designation of Mr. Stephen Panner as the Chief Compliance Officer of the Trusts to replace the Trusts’ current Chief Compliance Officer, Mr. Russell Emery.

Accordingly, effective immediately, each SAI is hereby supplemented and revised as follows:

Under the section titled “Trustees and Officers of the Trust,” under the heading titled “Trust Officers,” the information in the table relating to Russell Emery’s qualifications is hereby deleted and replaced with the following:

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE